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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 17, 1998
                                                         -----------------

                               Hickok Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                        0-147                          34-0288470
----------------               ------------                  -------------------
(State or other                (Commission                    (I.R.S. Employer
 jurisdiction of               File Number)                  Identification No.)
 incorporation)


       10514 Dupont Avenue, Cleveland, Ohio                        44108
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       (216) 541-8060
                                                       -------------------------



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 17, 1998, a wholly owned subsidiary of Hickok Incorporated, an Ohio corporation ("Hickok") acquired substantially all of the assets of the automotive aftermarket business (the "Business") of Waekon Industries, Inc., a Pennsylvania corporation (the "Seller"). Hickok's subsidiary, Waekon Corporation, an Ohio corporation ("Waekon"), acquired the Business pursuant to the terms of an Asset Purchase Agreement dated February 6, 1998 (the "Agreement"). Waekon also assumed certain liabilities of the Seller, including $684,000 of the Seller's bank debt, as well as certain trade accounts payable and accrued expenses incurred in the ordinary course of business to the extent reflected or reserved for on the Closing Balance Sheet as defined in the Agreement. The Seller used the acquired assets in the manufacture of a variety of testing equipment used by automobile technicians in the automobile aftermarket business. Waekon intends to use the acquired assets in the same manner.

         As consideration for the acquisition of the Business, Waekon paid a purchase price of $1,500,000, subject to certain closing adjustments. In addition to the purchase price Waekon will pay an additional annual consideration to the Seller based on the operations of the Business for the five-year period following the closing (the "Earn Out Period"). The minimum annual payment during the Earn Out Period is $150,000. Hickok's available cash was used for the acquisition.

         The purchase price and the other terms of the Agreement were determined through arms-length negotiations. There are no material relationships between the Seller, and Hickok and Waekon, or any of their affilliates, directors or officers.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired*

         (b)      Pro Forma Financial Information*

         (c)      Exhibits.

Exhibit No.                                   Description
-----------                                   -----------

    2.1 Asset Purchase Agreement, dated February 6, 1998, by and among Waekon Industries, Inc., a Pennsylvania corporation, Peter Vinci, and Waekon Corp., an Ohio corporation.**

* The Financial Statements of Waekon Industries, Inc. for the period specified in Rule 3-05(b) of Regulation S-X and the pro forma financial information required pursuant to Article II of Regulation S-X, currently are not available and will be filed as soon as is practicable, but not later than 60 days after the date that this report is due.

** The Registrant agrees by this filing to supplementally furnish a copy of the schedules to the Agreement to the Commission upon request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           HICKOK INCORPORATED



                                           By:  /s/ EUGENE T. NOWAKOWSKI
                                               ---------------------------------
                                                Eugene T. Nowakowski
                                                Chief Financial Officer

Date:  February 26, 1998